EX 10.78

MOTOROLA - MICROSEMI POWERMITE® TECHNOLOGY AGREEMENT

THIS AGREEMENT, having an EFFECTIVE DATE as defined herein, is entered into by and between Motorola, Inc., a Delaware corporation, and its SUBSIDIARIES, having an office at 5005 East McDowell Road, Phoenix, Arizona 85008, U.S.A. (hereinafter called “MOTOROLA”), and Microsemi USPD, Inc., a Delaware Corporation, having an office at 580 Pleasant Street, Watertown, Massachusetts 02172 (hereinafter called “MICROSEMI”).

WHEREAS MICROSEMI has designed and is manufacturing a package known as the POWERMITE® Package, and is in rightful possession of certain proprietary rights in the valuable technology related thereto; and

WHEREAS MOTOROLA is particularly qualified and otherwise particularly suited to become an alternate source of the POWERMITE® Package and desires to obtain licenses and other rights from MICROSEMI with regard to the aforementioned proprietary rights in order to become an alternate source for such package; and

WHEREAS MICROSEMI recognizes the particular qualification of MOTOROLA and desires that MOTOROLA become an alternate source for such package.

NOW, THEREFORE, MICROSEMI and MOTOROLA agree as follows:

Section 1 - Definitions

Terms in this Agreement, other than names of the parties hereto, which appear in capital letters, shall have the following meanings:

1.1 COST LESS CHIP OR CLC shall mean the costs incurred by MOTOROLA in the manufacture of LICENSED PRODUCT using MOTOROLA’s actual cost in effect on the date calculated.

1.2	EFFECTIVE DATE shall mean the date of last signature of this Agreement.

1.3 IMPROVEMENT(S) shall mean any enhancements to LICENSED PRODUCT or related derivatives, including, but not limited to, design and manufacturing improvements made by either party to the LICENSED PRODUCT during the term of this Agreement.

1.4 LICENSED PRODUCT shall mean MICROSEMI’s POWERMITE® package which is further described in Appendix B, POWERMITE® Package Specifications, attached hereto and made a part hereof.

1.5 LICENSED TRADEMARK shall mean any trademark owned or controlled by MICROSEMI that is used in the merchandising of LICENSED PRODUCT by MICROSEMI, specifically including the trademark POWERMITE®.

1.6 MEETING DAY shall mean a full eight hour working day during which the employees of one party may visit the other party’s facility and which visit is coordinated through the Documentation Managers for each party.

1.7 MICROSEMI PATENTS shall mean all classes or types of patents, utility models, and design patents of all countries of the world, arising out of inventions made by employees of MICROSEMI, the applications for which have a first effective filing date in any country prior to the

POWERMITE® Services.5/960213

MOTOROLA - MICROSEMI POWERMITE® TECHNOLOGY AGREEMENT

date of expiration or termination of this Agreement, or which patents may, prior to or during the term of this Agreement, be acquired by MICROSEMI, and under which, and to the extent to which, and subject to the conditions under which, MICROSEMI or any successor may have, as of the effective date of this Agreement, or at the date of acquisition with respect to patents acquired by or after the effective date of this Agreement, the right to grant licenses of the scope granted herein without the payment of royalties or other consideration to third persons, except for payments to third persons for inventions made by said persons while employed by MICROSEMI, and which patents are essential to the reasonable practice or exercise of any rights granted hereunder, including, but not limited to, U.S. Letters Patent Number 5225897.

1.8 MICROSEMI TECHNICAL INFORMATION shall mean the items of Appendix A, attached hereto and made a part hereof, or items to be subsequently added to Appendix A and which items have been transferred to MOTOROLA by MICROSEMI hereunder; information transferred from MICROSEMI to MOTOROLA as a consequence of rendering Technical Assistance, including, but not limited to, MICROSEMI UPDATE(S) or MICROSEMI IMPROVEMENT(S).

1.9 MOTOROLA PATENTS shall mean all classes or types of patents, utility models and design patents of all countries of the world which arise out of inventions made by employees of MOTOROLA’s Semiconductor Products Sector prior to termination of this AGREEMENT, and 1) which cover inventions used in, or in the making of, LICENSED PRODUCT when such coverage only exists because of the inclusion of MOTOROLA TECHNICAL INFORMATION, or 2) which cover products sold by MICROSEMI, including their manufacture and use, when such coverage only exists because of the inclusion of MOTOROLA TECHNICAL INFORMATION in such MICROSEMI product.

1.10 MOTOROLA TECHNICAL INFORMATION shall mean information transferred from MOTOROLA to MICROSEMI as a consequence of rendering or receiving Technical Assistance with respect to LICENSED PRODUCT, including, but not limited to, MOTOROLA UPDATE(S) or MOTOROLA IMPROVEMENT(S).

1.11 SUBSIDIARIES shall mean any Corporations, Companies or other entities more than fifty percent (50%) of whose outstanding shares of stock entitled to vote for the election of Directors (other than any shares of stock whose voting rights are subject to restriction) are owned or controlled by either party hereto, directly or indirectly, now or hereafter, during the term of this Agreement.

1.12 TECHNICAL INFORMATION shall mean MICROSEMI TECHNICAL INFORMATION or MOTOROLA TECHNICAL INFORMATION.

1.13 UPDATES shall mean information regarding modifications to an item of TECHNICAL INFORMATION for LICENSED PRODUCT which has been made by MICROSEMI or MOTOROLA to correct an error in such item which is reflected as an error in the associated LICENSED PRODUCT or the testing thereof. The form of the information shall be logic diagrams/schematics, composite plots, and detailed written descriptions or explanations of the UPDATE, sufficient to allow the recipient to implement such UPDATE.

Section 2 - Licenses

2.1 MICROSEMI grants and agrees to grant to MOTOROLA under MICROSEMI PATENTS a personal, nontransferable, exclusive, worldwide, royalty free, paid up right and license, to modify, make or have made, use, sell, lease, or otherwise dispose of LICENSED PRODUCT with the right to make or have made, use, sell, lease, or otherwise dispose of semiconductors incorporating LICENSED PRODUCT.

POWERMITE® Services.5/960213

MOTOROLA - MICROSEMI POWERMITE® TECHNOLOGY AGREEMENT

2.2 MICROSEMI grants and agrees to grant to MOTOROLA under MICROSEMI TECHNICAL INFORMATION, a personal, nontransferable, exclusive, worldwide, royalty free, paid up right and license, to make or have made, use and modify LICENSED PRODUCT with the right to make or have made, use, sell, lease, or otherwise dispose of semiconductors incorporating LICENSED PRODUCT, with the right to sublicense to MOTOROLA joint ventures only that know how required to make LICENSED PRODUCT.

2.3 MICROSEMI grants and agrees to grant to MOTOROLA under MICROSEMI PATENTS and MICROSEMI TECHNICAL INFORMATION a personal, nontransferable, exclusive, worldwide, royalty free right and license, to use and modify UPDATE(S) or IMPROVEMENT(S) in LICENSED PRODUCT and semiconductors incorporating LICENSED PRODUCT.

2.4 MOTOROLA grants and agrees to grant to MICROSEMI under MOTOROLA PATENTS and MOTOROLA TECHNICAL INFORMATION a personal, nontransferable, nonexclusive, worldwide, royalty free right and license, to use and modify UPDATE(S) or IMPROVEMENT(S) in LICENSED PRODUCT and semiconductors incorporating LICENSED PRODUCT.

2.5 MICROSEMI grants and agrees to grant to MOTOROLA a worldwide exclusive right and license under LICENSED TRADEMARK to use LICENSED TRADEMARK in the merchandising of LICENSED PRODUCT.

2.6 The exclusive rights and licenses granted herein by MICROSEMI to MOTOROLA are exclusive only as to third parties.

2.7 As provided herein, each party has the right to have LICENSED PRODUCT made by a third party subcontractor, provided all of the following conditions are met:

2.7.1	That such subcontractor manufactures the LICENSED PRODUCT exclusively for MOTOROLA or MICROSEMI, as the case may be, without having any right to sell, use, lease, or otherwise dispose of such LICENSED PRODUCT to any third party for such subcontractors account; and

2.7.2	That such subcontractor has not been given any access to any TECHNICAL INFORMATION of MOTOROLA or MICROSEMI as the case may be, except to the extent necessary to perform the manufacturing of LICENSED PRODUCT, and that such subcontractor has substantially agreed to the obligations of confidentiality with respect to such TECHNICAL INFORMATION as set forth in this Agreement.

2.7.3	That such subcontractor has agreed with MOTOROLA or MICROSEMI, as the case may be, to manufacture such LICENSED PRODUCT in accordance with the standards of quality, performance and workmanship established respectively by MOTOROLA or MICROSEMI.

2.8 Notwithstanding anything to the contrary herein stated, neither party shall be obligated nor required to disclose to the other party any TECHNICAL INFORMATION which such party may have acquired from a third party with respect to which such party is obligated by contract not to disclose to others.

POWERMITE® Services.5/960213

MOTOROLA - MICROSEMI POWERMITE® TECHNOLOGY AGREEMENT

Section 3 - Transfer of TECHNICAL INFORMATION

3.1 MICROSEMI shall commence the transfer of TECHNICAL INFORMATION to MOTOROLA within thirty (30) days after the EFFECTIVE DATE of this Agreement, and shall use its best efforts to complete such transfer within sixty (60) days after such EFFECTIVE DATE. The transfer of each such TECHNICAL INFORMATION shall be complete when all items of Appendix A have been received by MOTOROLA, except for UPDATES, IMPROVEMENTS, and those items conditioned by availability which will be transferred if and when available. Any MICROSEMI TECHNICAL INFORMATION added to Appendix A by MICROSEMI after the EFFECTIVE DATE shall be transferred to MOTOROLA in tangible format within sixty (60) days after MICROSEMI has added it to Appendix A.

3.2 On a continuing basis during the term of this Agreement, each party shall furnish UPDATES to the other party within thirty (30) days after their first successful implementation.

3.3 Notwithstanding the foregoing Section 3.2, in the event that, during the term of this Agreement, either party discovers any defect in a LICENSED PRODUCT such that the LICENSED PRODUCT does not meet the data sheet specification, such party shall routinely inform the other party of such defect within thirty (30) days.

3.4 On a continuing basis during the term of this Agreement, each party shall furnish IMPROVEMENT(s) to the other party within sixty (60) days after their first successful implementation.

3.5 During the term of this Agreement, each party agrees to produce the LICENSED PRODUCT in compliance with mutually agreed upon external package specifications as to “form” and “fit.” Each party agrees not to modify the agreed upon specifications in any way that could adversely affect the external geometry, and the mechanical, thermal, and electrical performance and ratings of the POWERMITE® PACKAGE. Each party agrees and understands that there are no requirements with respect to the internal specifications as to the “function” of the LICENSED PRODUCT.

3.6 As of the EFFECTIVE DATE, the parties agree to the external specifications as set forth in Appendix B of this Agreement.

Section 4 - Technical Assistance

4.1 Following the transfer of information pursuant to Section 3.1, MOTOROLA shall have the right, subject to the reasonable approval of MICROSEMI as to the specific periods of attendance, to send its personnel to MICROSEMI’s development and manufacturing facilities to receive technical assistance relating to MICROSEMI TECHNICAL INFORMATION and the use thereof in the manufacture of the related LICENSED PRODUCT. The number of MOTOROLA personnel who may be sent to the facilities of MICROSEMI, the schedule, and the agenda for such visits shall be agreed upon in advance and coordinated by the Documentation Managers for each party. Written information may be requested with respect to MICROSEMI TECHNICAL INFORMATION considered on such a visit and will be provided if reasonably available. Each party will pay all of its own expenses incurred in connection with the technical assistance as provided for in this Paragraph 4.1. Additional technical assistance may be provided by mutual agreement.

4.2 Following the transfer of UPDATE(S) OR IMPROVEMENT(S) pursuant to Section 3.2 or 3.4, the receiving party shall have the right, subject to the reasonable approval of the transferring party, as to the specific periods of attendance, to send its personnel to the transferring party’s development and

POWERMITE® Services.5/960213

MOTOROLA - MICROSEMI POWERMITE® TECHNOLOGY AGREEMENT

manufacturing facilities to receive technical assistance relating to UPDATE(S) or IMPROVEMENT(S) and the use thereof in the manufacture of the related LICENSED PRODUCT. The number of personnel of the receiving party who may be sent to the facilities of the transferring party, the schedule, and the agenda for such visits shall be agreed upon in advance and coordinated by the Documentation Managers for each party. Written information may be requested with respect to all UPDATE(S) or IMPROVEMENT(S) considered on such a visit and will be provided if reasonably available. Each party will pay all of its own expenses incurred in connection with the technical assistance as provided for in this Paragraph 4.2. Additional technical assistance may be provided by mutual agreement.

4.3 Representatives and personnel of each party, during the time they are present on the premises of the other party, shall be subject to all rules and regulations prevailing on such premises. Each party shall be responsible for the payment of all compensation and expense of its respective representatives and personnel. None of the representatives or personnel of either party shall be considered, for any reason, to be an employee or agent of the other.

4.4 Each party agrees that, if any person connected with it, or assigned by it to work hereunder, or such person’s legal representative, shall present any claim or institute any suit or action against the other party, or their directors, officers, agents, or employees, for any property damage or personal injury, including death, connected with, related to, or arising out of the performance of this Agreement, the party associated with such person shall defend and indemnify the other party, and their directors, officers, agents, and employees, against any and all such claims, Suits, or actions.

Section 5 - Compensation

5.1 In consideration for the licenses and rights granted herein, MOTOROLA shall pay MICROSEMI the sum of one hundred thousand dollars ($100,000) within thirty days after the EFFECTIVE DATE.

5.2 In further consideration for the licenses and rights granted herein, MOTOROLA shall pay MICROSEMI the sum of two hundred thousand dollars ($200,000) thirty (30) days after MOTOROLA’s first production facility is qualified to sell LICENSED PRODUCT.

5.3 In further consideration for the licenses and rights granted herein, MOTOROLA grants to MICROSEMI the right to purchase from MOTOROLA certain POWERMITE® packaging services governed by the terms and conditions of the MOTOROLA - MICROSEMI POWERMITE® SERVICES AGREEMENT which shall include, but not be limited to, the following terms:

5.3.1	MICROSEMI will have the right to purchase the lesser of up to twenty percent (20%) of the total installed POWERMITE® output capacity per week of MOTOROLA facilities worldwide producing POWERMITE® packages or up to five hundred thousand (500,000) units per week, unless the parties agree in good faith to a different quantity.

5.3.2	The price for the assembly of such LICENSED PRODUCT shall be COSTLESS CHIP plus five (5) percent, but shall not exceed seven cents ($.07) per unit during the duration of such licenses and rights.

5.3.3	At the end of each calendar quarter of production MOTOROLA shall calculate its COST LESS CHIP for the previous quarter and provide a certification of such cost to MICROSEMI. The prior quarter COST LESS CHIP plus five (5) percent shall be the price for the POWERMITE® packages shipped during the current quarter, up to, but not to exceed, seven cents ($.07) per unit. This calculation process shall be repeated each quarter during production.

POWERMITE® Services.5/960213

MOTOROLA - MICROSEMI POWERMITE® TECHNOLOGY AGREEMENT

5.3.4	MICROSEMI shall provide MOTOROLA with chips in wafer form to be used in the assembly of LICENSED PRODUCT(s) for MICROSEMI’s account as provided herein.

Section 6 - Commitments

6.1 Each party agrees to manufacture LICENSED PRODUCT in accordance with the standards of quality, performance and workmanship as established and as practiced by the other party.

6.2 MOTOROLA and MICROSEMI agree to negotiate a separate services agreement consistent with Section 5 for the manufacture of LICENSED PRODUCT by MOTOROLA for MICROSEMI. Notwithstanding anything to the contrary stated herein, the parties agree the devices assembled by MOTOROLA for MICROSEMI, in accordance with Section 5 of this Agreement, shall be limited to rectifiers and diodes and shall expressly exclude transistors and integrated circuits.

6.3 If, at any time after the EFFECTIVE DATE, MOTOROLA elects to discontinue the manufacture of LICENSED PRODUCT, MICROSEMI shall have the right to purchase any special equipment and tooling used by MOTOROLA in the manufacture of LICENSED PRODUCT. The parties agree to negotiate in good faith the purchase price of any such special equipment and tooling.

6.4 If, at any time after EFFECTIVE DATE, MOTOROLA elects to transfer the assembly of LICENSED PRODUCT to a third party subcontractor, MOTOROLA agrees to exert reasonable, good faith efforts to obtain the approval of such subcontractor to assemble LICENSED PRODUCT under the terms herein specified or such other terms as would be acceptable to MICROSEMI. In the event such subcontractor does not agree to assemble LICENSED PRODUCT for MICROSEMI, then MICROSEMI shall have the right to purchase from MOTOROLA units of equipment or tooling reasonably necessary for MICROSEMI to assemble the quantity of LICENSED PRODUCT that MICROSEMI was buying from MOTOROLA, but no more than MOTOROLA required to make such quantity of LICENSED PRODUCT, on the date of such transfer to a third party. The parties agree to negotiate in good faith the purchase price of any such equipment and tooling.

6.5 MOTOROLA agrees to include a statement on data sheets, advertising, and similar documents indicating that POWERMITE® is a registered trademark of, and used under, a license from Microsemi Corporation.

Section 7 - Term, Termination and Assignment

7.1 This Agreement shall become effective as of the EFFECTIVE DATE, and shall remain in effect for five (5) years from the EFFECTIVE DATE; provided, however, that after the initial term of this Agreement, the Agreement will be automatically renewed under the same terms and conditions for additional one (1) year terms, unless a party hereto gives notice six (6) months before the end of the initial term or succeeding one (1) year term(s) to the other party of its intention to allow the Agreement to expire. Upon expiration of this Agreement, the transfer of TECHNICAL INFORMATION shall cease forthwith, each party shall return to the other party all TECHNICAL INFORMATION received from such other party, and the licenses of Section 2 shall survive.

POWERMITE® Services.5/960213

MOTOROLA - MICROSEMI POWERMITE® TECHNOLOGY AGREEMENT

7.2 Either party may cancel this Agreement on ninety (90) days written notice to the other party for failure of the other party to fulfill any of its material obligations hereunder; provided, however, that if during said ninety (90) day period said other party shall have fulfilled said obligations, this Agreement shall continue in full force and effect as if such notice had not been given.

7.3 This Agreement is personal to each of the parties hereto, and either party shall have the right to cancel this Agreement by giving written notice of cancellation to the other party at any time upon or after: 1) the filing by the other party of a petition in bankruptcy or insolvency; 2) any adjudication that the other party is bankrupt or insolvent; 3) the filing by the other party under any law relating to bankruptcy or insolvency; 4) the appointment of a receiver for all or substantially all of the property of the other party; 5) the making by the other party of any assignment or attempted assignment of this Agreement for the benefit of creditors; or 6) the institution of any proceedings for the liquidation or winding up of the other party’s business or for the termination of its corporate charter. Upon the giving of such notice of cancellation, this Agreement shall be terminated forthwith.

7.4 In the event of a direct or indirect taking over or assumption of control of either party, without the consent of its management and board of directors, by any third party, the other party shall have the right to cancel this Agreement at any time thereafter upon giving written notice thereof to the party and, upon the giving of such notice of cancellation, this Agreement shall terminate forthwith.

7.5 This Agreement, and any rights or licenses granted herein, are personal to each party and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that neither party shall assign any of its rights or privileges hereunder without the prior written consent of the other party except to a successor in ownership of all the relevant assets of the assigning party, which successor shall expressly assume in writing the performance of all terms and conditions of this Agreement to be performed by the assigning party. Should either party attempt an assignment in derogation of the foregoing, the other party shall have the right to immediately cancel this Agreement.

7.6 In the event of an assignment to a successor of all the relevant assets of either party in accordance with Paragraph 7.5, if such successor is a competitor of one of the parties in one or more of that party’s businesses, that party may: 1) continue the Agreement under the terms and conditions herein, or 2) treat the Agreement as prematurely expired, whereupon the transfer of TECHNICAL INFORMATION shall cease forthwith, each party shall return to the other party all TECHNICAL INFORMATION received from such other party, and, unless specifically otherwise authorized by the canceling party in writing, the licenses granted in Section 2 shall expire, except such licenses shall remain in effect for products designed using TECHNICAL INFORMATION prior to such termination.

7.7 If this Agreement is canceled by MICROSEMI in accordance with Paragraph 7.2, 7.3, or 7.6, any TECHNICAL INFORMATION previously transferred to MOTOROLA shall be returned to MICROSEMI forthwith, and, unless specifically otherwise authorized by MICROSEMI in writing, all licenses to MOTOROLA of Section 2 shall terminate, except such licenses shall remain in effect for LICENSED PRODUCT and semiconductors incorporating LICENSED PRODUCT designed prior to such termination, and all licenses of Section 2 granted to MICROSEMI shall survive.

7.8 If this Agreement is canceled by MOTOROLA in accordance with Paragraph 7.2, 7.3, or 7.6, any TECHNICAL INFORMATION previously transferred to MICROSEMI shall be returned to

POWERMITE® Services.5/960213

MOTOROLA - MICROSEMI POWERMITE® TECHNOLOGY AGREEMENT

MOTOROLA forthwith, and, unless specifically otherwise authorized by MOTOROLA in writing, all licenses to MICROSEMI of Section 2 shall terminate, except such licenses shall remain in effect for LICENSED PRODUCT AND SEMICONDUCTORS DESIGNED incorporating LICENSED PRODUCT MICROSEMI products designed prior to such termination, and all licenses of Section 2 granted to MOTOROLA shall survive.

7.9 In the event MOTOROLA does not qualify LICENSED PRODUCT at any of its facilities within eighteen (18) months following the EFFECTIVE DATE, this Agreement shall be deemed terminated, and each party shall have no liability whatsoever to the other party, except MICROSEMI shall have the right to purchase any special equipment and tooling acquired by MOTOROLA for the assembly of POWERMITE® packages at a mutually agreed upon price.

7.10 The obligations under this Section 7 to return TECHNICAL INFORMATION shall survive expiration or cancellation of this Agreement.

7.11 No failure or delay on the part of either party in exercising its right of termination hereunder for any one or more causes shall be construed to prejudice its right of termination for such causes or any other or subsequent causes.

7.12 In the event MOTOROLA elects not to renew this Agreement at the end of the initial term or at the end of any renewal thereof, MICROSEMI shall have the right to purchase from MOTOROLA units of equipment or tooling reasonably necessary for MICROSEMI to assemble the quantity of LICENSED PRODUCT that MICROSEMI was buying from MOTOROLA, but no more than MOTOROLA required to make such quantity of LICENSED PRODUCT on the date of such expiration. The parties agree to negotiate in good faith the purchase price of any such equipment and tooling.

7.13 Upon the expiration of this Agreement in accordance with Section 7.1 or 7.2, the exclusive rights and licenses granted to MOTOROLA shall be converted to nonexclusive rights and licenses. MICROSEMI shall provide MOTOROLA with confirmatory documents granting MOTOROLA such nonexclusive rights and licenses.

Section 8 - Confidentiality

8.1 It is the intention of MOTOROLA and MICROSEMI to transfer and/or exchange information in connection with the alternate sourcing arrangement to be established under this Agreement. Such information may be disclosed in oral, written, or graphic form, or in the form of a computer program or database in machine-readable form, and will include MICROSEMI TECHNICAL INFORMATION and MOTOROLA TECHNICAL INFORMATION.

8.2 Each party shall designate one or more Documentation Managers. The responsibility of the Documentation Managers for each party will be to control the exchange of information between the parties and to monitor within their company the distribution of information received from the other party to those who have a need to know. The Documentation Managers for each party shall also arrange conferences and visitations between personnel of the respective parties, maintain appropriate records, and acknowledge the receipt from the other party of all information. The initial Documentation Manager for MICROSEMI shall be Angelo Santamaria and the initial Documentation Manager for MOTOROLA shall be Dave Culbertson.

8.3 Disclosures of information by one party (Discloser) to the other party (Recipient) pursuant to this Agreement shall be made by the Documentation Manager for the Discloser to the Documentation Manager for the Recipient using a form similar to Appendix C, MICROSEMI/ MOTOROLA

POWERMITE® Services.5/960213

MOTOROLA - MICROSEMI POWERMITE® TECHNOLOGY AGREEMENT

TRANSMITTAL RECORD. Information which is confidential (hereinafter referred to as “Confidential Information”) to a party hereto, including information which is MICROSEMI TECHNICAL INFORMATION and/or MOTOROLA TECHNICAL INFORMATION, shall be disclosed as follows. When such is disclosed in writing and accepted, such writing should state the date of disclosure and should contain an appropriate legend, such as “Motorola Confidential Proprietary” or “MICROSEMI Confidential Information.” If such disclosure is orally and/or visually made, it shall be identified at the time of disclosure as being Confidential Information and shall be confirmed in a written resume within twenty (20) days following such disclosure. The resume will specifically point out that which is Confidential Information in sufficient detail to allow the receiving party to identify that information deemed to be Confidential Information. Such resume will also contain an appropriate legend as set forth above. When such disclosure is in graphic form or in the form of a computer program or database, it shall be identified as Confidential Information by a label with an appropriate legend or by notice of the confidential nature of the information appearing in machine-readable form in the program or database.

8.4 Except as provided hereinafter, for a period of five (5) years from the date of receipt of the Confidential Information of the Discloser, the Recipient agrees to use the same care and discretion, but at least reasonable care and discretion, to avoid disclosure, publication, or dissemination of Confidential Information outside the Recipient as the Recipient employs with similar information of its own, which it does not desire to publish, disclose, or disseminate. Notwithstanding the expiration of the obligation to exert the above standard of care, the receiving party may not transfer such Confidential Information or any portion thereof to a third party. If Confidential Information of the Discloser was first received under any other agreement previously entered into by the parties relating to the subject matter of this Agreement, the period of confidentiality shall be as specified in that previous agreement and shall be measured from the date of first receipt under that previous agreement.

8.5 Disclosure of Confidential Information shall not be precluded if such disclosure is:

8.5.1	in response to a valid order of a court or other governmental body of the United States or any political subdivision thereof; provided, however, that the disclosing party shall first have made a good faith effort to obtain a protective order requiring that the information and/or documents so disclosed be used only for the purpose for which the order was issued; or

8.5.2	otherwise required by law.

8.6 This Agreement imposes no obligation upon the receiving party with respect to Confidential Information disclosed under this Agreement which:

8.6.1	is now available or becomes available to the public without breach of this Agreement;

8.6.2	is explicitly approved for release by written authorization of the Discloser;

8.6.3	is lawfully obtained from a third party or parties without a duty of confidentiality;

8.6.4	is disclosed to a third party by Discloser without a duty of confidentiality;

8.6.5	is known to Recipient prior to such disclosure;

8.6.6	is at any time developed by Recipient independently of any such disclosure(s) from Discloser; or

POWERMITE® Services.5/960213

MOTOROLA - MICROSEMI POWERMITE® TECHNOLOGY AGREEMENT

8.6.7	is inherently disclosed in the use, lease, sale or other distribution of any product or service licensed hereunder, or documentation therefor, by or for the Recipient.

8.7 The restrictive covenants of this Section 8 regarding the use and disclosure of Confidential Information shall survive the expiration, cancellation, or termination of this Agreement.

Section 9 - Inventions

9.1 All discoveries, improvements, inventions, and trade secrets, made in the performance of this Agreement solely by MICROSEMI personnel shall be the sole and exclusive property of MICROSEMI subject to the licenses granted herein and MICROSEMI shall retain any and all fights to file any patent applications thereon.

9.2 All discoveries, improvements, inventions, and trade secrets, made in the performance of this Agreement solely by MOTOROLA personnel shall be the sole and exclusive property of MOTOROLA subject to the licenses granted herein and MOTOROLA shall retain any and all rights to file any patent applications thereon.

9.3 All discoveries, improvements, inventions, and trade secrets, made in the performance of this Agreement jointly by MOTOROLA personnel and MICROSEMI personnel, shall be the property jointly of MOTOROLA and MICROSEMI, each party having an equal and undivided one-half (1/2) interest therein.

9.4 In the case of each discovery, improvement or invention jointly owned by MOTOROLA and MICROSEMI in accordance with Paragraph 9.3, MOTOROLA shall have the first right of election to file patent applications in the United States and other countries. MOTOROLA shall notify MICROSEMI in writing, at the earliest practicable date, whether or not, and in which countries of the world, MOTOROLA elects to file such patent application. MICROSEMI shall have the right to file patent applications on such discovery, improvement or invention in all other countries. Each party, at its own expense, shall cooperate fully with the filing party as may be necessary for the proper preparation, filing and prosecution of each such patent application and the maintenance, renewal and defense of each patent covering such discovery, improvement or invention. The expense for preparing, filing and prosecuting each joint application, and for issuance of the respective patent shall be borne by the party which prepares and files the application. Where such joint application for patent is filed by either party in a country which requires the payment of annual taxes or annuities on a pending application or on an issued patent, the filing party, prior to filing, shall notify the other party, requesting the other party to indicate whether it will agree to pay one-half (1/2) of such annual taxes or annuities. If, within sixty (60) days after receiving such notice, the non-filing party fails to assume in writing the obligation to pay its one-half (1/2) share of such annual taxes or annuities, or if either party subsequently fails, within sixty (60) days of demand, to continue such payments, it shall forthwith relinquish to the other party, providing said other party continues such payments, its right, title and interest to such application and patent, subject, however, to retention of a paid-up, nonexclusive, nonassignable and irrevocable license, without the right to grant sublicenses, in favor of the relinquishing party, to make, have made, use, lease, sell, or otherwise dispose of apparatus and/or use or practice any methods under said application and patent.

9.5 In the event that the filing party shall determine to abandon, or otherwise not to prosecute, any jointly owned patent application, or not to maintain, defend or renew any jointly owned patent, it shall notify the other party thereof, in writing, at the earliest practicable date, and such other party shall have the right, at its expense, to prosecute such application or to take up such maintenance or

POWERMITE® Services.5/960213

MOTOROLA - MICROSEMI POWERMITE® TECHNOLOGY AGREEMENT

defense, or prosecute such renewal, as the case may be. The filing party agrees, at the other party’s expense, to cooperate fully with the other party to assist the other party in obtaining, maintaining, defending and renewing such patent right hereunder. Thenceforth, the party exercising its right under this Paragraph 9.5 shall be deemed “the filing party” for purposes of Paragraphs 9.4 and 9.5.

9.6 Each party shall have the right to grant nonexclusive licenses under any terms and conditions that it desires under each jointly owned patent application or patent, provided that it shall have fulfilled its obligation, if any, to pay its share of taxes or annuities imposed on such pending application or patent, and such party shall retain any consideration that it may receive therefor without having to account to the other joint owner. Each party consents to the granting of such nonexclusive licenses by the other party, and agrees not to assert any claim with respect to any such patent or application licensed by the other party against the licensee or licensees thereunder for the terms of any such license.

9.7 The rights and obligation of this Section 9 regarding the ownership, filing, prosecution, and maintenance of Inventions shall survive the expiration, cancellation, or termination of this Agreement.

Section 10 - Warranty

10.1 MOTOROLA and MICROSEMI represent that they have the right to grant the licenses of Section 2 hereof, and that the terms and conditions of this Agreement do not violate their respective Articles of Incorporation or By-Laws and do not conflict with any other agreements to which they are a party or by which they are bound.

10.2 Each transferor warrants that the items of TECHNICAL INFORMATION transferred hereunder shall be substantially the same as those then used by the transferor in its own manufacturing operation.

Section 11 - Disclaimer of Warranty or Liability

11.1 Neither party represents or warrants that the manufacture, use, or other disposition of LICENSED PRODUCT or use of TECHNICAL INFORMATION, UPDATE(S) or IMPROVEMENT(S) is free of infringement of any third party patents, copyrights or trade secrets.

11.2 Neither party warrants that the recipient party will be able to successfully manufacture products based upon the TECHNICAL INFORMATION, UPDATE(S). or IMPROVEMENT(S) transferred hereunder

11.3 NEITHER PARTY MAKES ANY WARRANTY AS TO THE ACCURACY, SUFFICIENCY, OR SUITABILITY FOR THE OTHER’S USE OF ANY TECHNICAL INFORMATION OR ASSISTANCE PROVIDED HEREUNDER FOR THE MANUFACTURE, OR THE YIELD FROM THE MANUFACTURE THEREOF, OR FOR THE QUALITY OF SUCH PRODUCT MADE THEREBY, AND ASSUMES NO RESPONSIBILITY OR LIABILITY FOR LOSS OR DAMAGES, WHETHER DIRECT, INDIRECT, CONSEQUENTIAL, OR INCIDENTAL, WHICH MIGHT ARISE OUT OF THE OTHER’S USE THEREOF, WHICH SHALL BE ENTIRELY AT THE USER’S RISK AND PERIL.

11.4 IN NO EVENT SHALL EITHER PARTY (OR ITS LICENSORS) BE LIABLE FOR INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING FROM USE OF THE TECHNICAL INFORMATION PROVIDED BY IT.

POWERMITE® Services.5/960213

MOTOROLA - MICROSEMI POWERMITE® TECHNOLOGY AGREEMENT

11.5 EACH PARTY DISCLAIMS ALL WARRANTIES, WHETHER EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ITEMS PROVIDED BY IT.

Section 12 - Prohibited Subject Matter

Under no circumstances shall the parties hereto exchange or discuss with one another any matter which is not relevant to the execution of the obligations of this Agreement. For example, the parties shall not discuss or exchange information relative to their specific customers, marketing policies or activities, yield from manufacture, or pricing.

Section 13 - Publication

Neither party to this Agreement shall publicize the existence of this Agreement, nor refer to the other party in connection with any product, promotion or publication without the prior written approval of the other party. Neither party to this Agreement shall disclose to any third party the terms and conditions of this Agreement without the prior written approval of the other party except as required by law, or by government regulation, requirement or order, or as may be necessary to establish or assert its rights hereunder.

All notices to third parties and all other publicity concerning this Agreement shall be jointly planned and coordinated by the parties. Neither party shall act unilaterally in this regard without the prior written approval of the other party, which approval, however, shall not unreasonably be withheld.

Section 14 - Contemporaneous Agreements

The parties acknowledge and agree that this Agreement is to be entered into contemporaneously with the MOTOROLA - MICROSEMI POWERMITE® SERVICES AGREEMENT. However, if for any reason the MOTOROLA - MICROSEMI POWERMITE® SERVICES AGREEMENT is not signed and finalized and this Agreement is, this Agreement shall be null and void and have no force and effect.

Section 15 - General Provisions

15.1	Nothing contained in this Agreement shall be construed as:

15.1.1	conferring any rights to use in advertising, publicity, or other marketing activities any name, trademark, or other designation of either party hereto, including any contraction, abbreviation, or simulation of any of the foregoing, provided such restriction shall not apply to device identification numbers and descriptions and each party hereto agrees not to use the existence of this Agreement in any marketing activity without the express written approval of the other party; or

15.1.2	conferring by implication, estoppel, or otherwise upon either party hereunder any license or other right except the licenses and rights expressly granted hereunder to a party hereto; or

15.1.3	an obligation to bring or prosecute actions or suits against third parties for infringement, or to secure and/or maintain any of its intellectual property rights; or

15.1.4	limiting the rights which a party has outside the scope of this Agreement.

POWERMITE® Services.5/960213

MOTOROLA - MICROSEMI POWERMITE® TECHNOLOGY AGREEMENT

15.2 All notices required or permitted to be given hereunder (except for notices to be addressed to the Documentation Managers) shall be in writing and shall be valid and sufficient if dispatched by certified mail, return receipt requested, postage prepaid, in any post office in the United States, or in the case of international delivery, dispatched by a delivery service providing a receipt of delivery, addressed as follows:

If to MOTOROLA:	If to MICROSEMI:
Motorola, Inc.	Microsemi Corporation
5005 East McDowell Road	580 Pleasant Street
Phoenix, Arizona 85008	Watertown, Massachusetts 02172
Attn: Karen Roscher	Attn: Angelo Santamaria

With a copy to:
Motorola, Inc.	Microsemi Corporation
8220 East Roosevelt, Suite 3108	2830 Fairview Street
Building 3, Northwest Entrance	Santa Ana, California 92704
Scottsdale, Arizona 85257	Attn: David Sonksen
Attn: Intellectual Property Dept.

Either party may change its address by a notice given to the other party in the manner set forth above. Notices given as herein provided shall be considered to have been given seven (7) days after the mailing thereof.

15.3 Any failure or delay on the part of either party in the exercise of any right or privilege hereunder shall not operate as a waiver thereof, nor shall any single or partial exercise of any such right or privilege preclude other or further exercise thereof or of any other right or privilege.

15.4 Nothing contained herein, or done in pursuance of this Agreement, shall constitute the parties as entering upon a joint venture or shall constitute either party hereto the agent for the other party for any purpose or in any sense whatsoever.

15.5 If any provision, or part of any provision, of this Agreement, or the attachments hereto, is invalidated by operation of law or otherwise, that provision or part will, to that extent, be deemed omitted and the remainder of this Agreement, or applicable attachment, will remain in full force and effect. In place of any such invalid provision or part thereof, the parties undertake to agree on a similar but valid provision the effect of which is as close as possible to that of the invalid provision or part thereof.

15.6 MICROSEMI and MOTOROLA agree they will not in any form export, re-export, resell, ship, or divert or cause to be exported, re-exported, resold, shipped or diverted, directly or indirectly, any product or technical data or software received hereunder, or the direct product of such technical data or software to any country for which the United States Government or any agency thereof at the time of export or re-export requires an export license or other governmental approval without first obtaining such license or approval.

15.7 The captions used in this Agreement are for convenience only and are not to be used in interpreting the obligations of the parties under this Agreement.

15.8 This Agreement and the performance of the parties hereunder shall be construed in accordance with and governed by the law of the State of Illinois.

POWERMITE® Services.5/960213

MOTOROLA - MICROSEMI POWERMITE® TECHNOLOGY AGREEMENT

15.9 This Agreement including the Appendices attached hereto, and made a part hereof, supersedes any prior agreements or understandings, written or otherwise, between the parties relating to the subject matter of this Agreement. No amendment or modification of this Agreement shall be valid or binding upon the parties unless signed by their respective authorized officers.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date below written.

MOTOROLA, INC.		MICROSEMI USPD, INC.

SEMICONDUCTOR PRODUCTS SECTOR

By:	GREGORY L. WILLIAMS (Authorized Signature)	By:	PHILIP FREY, JR. (Authorized Signature)

Name:	Gregory L. Williams	Name:	Philip Frey, Jr.
	(Print Name)		(Print Name)

Title:	VP and GM Power Products	Title:	President

Date:	2-21-96	Date:	2-16-96

By:	JAMES GILLMAN (Signature)	By:	DAVID R. SONKSEN (Authorized Signature)

Name:	James W. Gillman	Name:	David R. Sonksen
(Print Name)

Title:	Senior Vice President	Title:	V.P. Finance
Patents, Trademarks and Licensing

Date:	2/26/96	Date:	2/26/96

POWERMITE® Services.5/960213

MOTOROLA - MICROSEMI POWERMITE® TECHNOLOGY AGREEMENT

APPENDIX A

TECHNICAL INFORMATION

The following TECHNICAL INFORMATION shall be transferred to MOTOROLA by MICROSEMI under this Agreement:

A.1.	MICROSEMI Process Specifications for POWERMITE® Production.

A.2.	MICROSEMI Drawings for Raw Materials used in POWERMITE® Assembly.

A.3.	Samples of POWERMITE® devices manufactured by MICROSEMI.

A.4.	Samples of POWERMITE® Assemblies at various stages in the assembly process.

POWERMITE® Services.5/960213

MOTOROLA - MICROSEMI POWERMITE® TECHNOLOGY AGREEMENT

APPENDIX B

POWERMITE® PACKAGE SPECIFICATIONS

(Attached)

POWERMITE® Services.5/960213

[PHYSICAL DIAGRAM]

[PHYSICAL DIAGRAM]

DETAIL “A” [NOTED BY CIRCLE]

[CIRCUIT DIAGRAM]

BOTTOM VIEW

THIS REGISTERED OUTLINE HAS BEEN PREPARED BY THE JEDEC JC-11 COMMITTEE AND REFLECTS A PRODUCT WITH ANTICIPATED USAGE IN THE ELECTRONICS INDUSTRY. CHANGES ARE LIKELY TO OCCUR.

JEDEC SOLID STATE PRODUCT OUTLINES

TITLE: S-PDSO-G2

GULL WING PLASTIC SURFACE MOUNT

ISSUE A

DATE 10-95

DO-216

[SHEET 1 OF 3]

[PHYSICAL DIAGRAM ENLARGED]

DETAIL “A”

[CROSS-SECTION DIAGRAM]

SECTION A - A

[CROSS-SECTION DIAGRAM]

SECTION B - B

THIS REGISTERED OUTLINE HAS BEEN PREPARED BY THE JEDEC JC-11 COMMITTEE AND REFLECTS A PRODUCT WITH ANTICIPATED USAGE IN THE ELECTRONICS INDUSTRY. CHANGES ARE LIKELY TO OCCUR.

JEDEC SOLID STATE PRODUCT OUTLINES

TITLE: S-PDSO-G2

GULL WING PLASTIC SURFACE MOUNT

ISSUE A

DATE 10-95

DO-216

[SHEET 2 OF 3]

NOTES:

1.	ALL DIMENSIONS IN MILLIMETER.

2.	DIMENSIONS AND TOLERANCING PER ANSI y14.5M, 1982.

3.	DIMENSION “D” DOES NOT INCLUDE MOLD FLASH, PROTRUSIONS OR GATE BURRS. MOLD FLASH, PROTRUSIONS OR GATE BURRS SHALL NOT EXCEED 0.15 PER SIDE.

4.	DIMENSIONS b1, b3 AND c1 APPLY TO BASE METAL ONLY, DIMENSIONS b, b2 & c APPLY TO PLATED LEADS.

5.	[SYMBOL] IS THE TERMINAL LENGTH FOR SOLDERING.

6.	SECTION A-A DIMENSIONS APPLY TO THE FLAT SECTION OF THE LEAD BETWEEN .13 TO .25 MILLIMETERS FROM THE LEAD TIP.

7.	ALTERNATE FEATURE

SYMBOL	MIN	NOM	MAX	NOTES
A	0.85	1.0	1.15
A1	—	—	0.10
b	0.40	—	0.65	4
b1	0.40	0.50	0.62
b2	0.70	—	1.00	4
b3	0.70	0.85	0.95	4
c	0.10	—	0.25	4
c1	0.10	0.15	0.22	4
D	1.75	1.90	2.05	3,7
E	1.75	1.90	2.05	3,7
H	3.60	3.75	3.90
L	0.50	0.63	0.80	5
L2	1.20	1.35	1.50
L3		0.5 REF
R	0.07	—	—
R1	0.07	—	—

NOTE 1, 2, 6

REF. 10-359

ISSUE A

THIS REGISTERED OUTLINE HAS BEEN PREPARED BY THE JEDEC JC-11 COMMITTEE AND REFLECTS A PRODUCT WITH ANTICIPATED USAGE IN THE ELECTRONICS INDUSTRY. CHANGES ARE LIKELY TO OCCUR.

JEDEC SOLID STATE PRODUCT OUTLINES

TITLE: S-PDSO-G2

GULL WING PLASTIC SURFACE MOUNT

ISSUE A

DATE 10-95

DO-216

[SHEET 3 OF 3]

MOTOROLA - MICROSEMI POWERMITE® TECHNOLOGY AGREEMENT

APPENDIX C

MICROSEMI/MOTOROLA TRANSMITTAL RECORD

Date of Transmittal:

Transferring Company Name:	__________________________________________

Attention Document Control Manager:	__________________________________________

Address:	__________________________________________

City, State, Zip:	__________________________________________

The Confidential/Proprietary document(s) listed is/are transmitted in accordance with the provisions of the MICROSEMI- MOTOROLA Agreement dated

ITEM	REFERENCE #	DESCRIPTION OF DOCUMENT/MATERIAL	REV.#

Received By:	Transferred By:

(Receiving Company Representative)	(Transferring Company Representative)

(Title)	(Title)
(Date)	(Date)

Please return an original, signed copy of this Transmittal Record to:

Transferring Company Name:	__________________________________________

Attention Document Control Manager:	__________________________________________

Address:	__________________________________________

City, State, ZIP:	__________________________________________

POWERMITE® Services.5/960213